Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares

A Portfolio of Federated Equity Funds
SUPPLEMENT TO PROSPECTUSES DATED DECEMBER 31, 2008.

1.  Under the headings entitled, “What are the Fund’s Main Investment Strategies?” and “What are the Fund’s Investment Strategies?” please delete the following sentences, which read as follows:

The market capitalization of companies of the Russell 1000 Index ranged from approximately $45.1 million to $395 billion as of September 30, 2008.   As of September 30, 2008 the top 75% of the market capitalization range of the Russell 1000 Index ranged from approximately $11.9 billion to $395 billion.

And replace them with the following:

The market capitalization of companies of the Russell 1000 Index ranged from approximately $95 million to $342.7 billion as of May 29, 2009.  As of May 29, 2009 the market capitalizations of companies within the top 75 percentiles of the Russell 1000 Index ranged from $1.8 billion to $342.7 billion.

2.  Under the section entitled “Portfolio Management Information” please delete the biographies of Lawrence Auriana and Hans P. Ustch and replace them with the following:

Lawrence Auriana
Lawrence Auriana has been the Fund’s Portfolio Manager since December 2007.  He is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in Economics from Fordham University and has been engaged in the securities business since 1965.

Hans P. Utsch
Hans P. Utsch has been the Fund’s Portfolio Manager since December 2007.  He is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co- Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

3.  Also under the section entitled “Portfolio Management Information” please add the following biography of Tom M. Brakel:

Tom M. Brakel

Tom M. Brakel has been a Portfolio Manager of the Fund since June 2009.  Mr. Brakel focuses on security selection with particular emphasis in the Health sector.  Mr. Brakel joined Federated in 2003 and is a Senior Investment Analyst with the Fund’s Adviser.  Prior to 2003, he held analyst positions with New Vernon Associates, BioPharma Fund and Mehta Partners.  Mr. Brakel earned an M.D. from Erasmus University, The Netherlands, and an M.B.A. from Stanford University.

June 22, 2009

Cusip 314172446
Cusip 314172438
Cusip 314172420
Cusip 314172412

40631 (6/09)

Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares

A Portfolio of Federated Equity Funds
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 31, 2008.

Under the section entitled “Portfolio Management Information” please add the following:

The following information about the Fund’s portfolio manager is provided as of April 30, 2009.

                 Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Thomas Brakel	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	0
Other Pooled Investment Vehicles	0
Other Accounts	0
*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Thomas Brakel is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  There are three weighted performance categories in the Balanced Scorecard.  Investment Product Performance (IPP) is the predominant factor.   Of lesser importance are: Financial Success and Leadership/Teamwork/Communication.  The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  Additionally, Mr. Brakel provides research and analytical support for other accounts.  IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support.  Discretion may be applied to modify the above based on extenuating circumstances.

Financial success is assessed by the revenue growth for the accounts managed or supported and is predicated on the trailing 5 year IPP vs. peer group being at or above the 50th percentile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer and Lead Portfolio Managers of the group.

As a separate matter, Mr. Brakel may receive additional consideration based on the achievement of specified revenue targets.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

                                                                                                           June 22, 2009

Cusip 314172446
Cusip 314172438
Cusip 314172420
Cusip 314172412

40671 (6/09)